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                           CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
SAMARNAN INVESTMENT CORPORATION;


WE CONSENT TO THE USE OF OUR REPORT INCLUDED HEREIN.


                              /S/ CHESHER & FULLER, L.L.P.
                              ------------------------------------
                              CHESHER & FULLER, L.L.P.


DALLAS, TEXAS
MARCH 3, 1999